GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 1 GO FURTHER. DO MO . E HOME SAFELY. EC225, Brazil CHC Helicopter is the operating company of CHC Group Ltd. (NYSE: HELI) CHC Helicopter Fiscal 2015 Third Quarter March 17, 2015

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 2 Presenter Karl Fessenden President, CEO Joan Hooper Chief Financial Officer Aberdeen, Scotland Rio de Janeiro, Brazil Perth, Australia Aberdeen, Scotland

Page 3 GO FURTHER. DO MORE. COME HOME SAFELY. Forward-Looking Statements and non-GAAP Financial Measures This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in this press release regarding the benefits of the transactions, as well as, our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: volatility in the oil and gas sector generally, and the potential impact of such volatility on offshore exploration and production, particularly on demand for offshore transportation services, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 4 Accident-Rate Benchmarking CHC’s five-year rolling average as of Feb. 1 is 0.38 accidents/100,000 flight hours N u m b er o f ac cid en ts/ 1 0 0 K f lig h t h ou rs Safety: Maintaining Leading Performance • ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure. • Offshore average rate per 2009 OGP Report, Page 6 • Twin Helicopters average rate inferred from worldwide accident-rate table, 2009 OGP Report, Page 4 • CHC rate includes the October 2012 controlled landing and August 2013 accident, both in North Sea 1.8 0.8 0.38 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Offshore Operations Twin Helicopters CHC

Page 5 GO FURTHER. DO MORE. COME HOME SAFELY. CHC Safety & Quality Summit • Vancouver, BC • Premier global industry safety summit • Held annually since 2005 • Attended by customers, manufacturers, competitors, regulators, other helicopter operators • Significant contributor to achieving higher industry safety

Page 6 GO FURTHER. DO MORE. COME HOME SAFELY. Market Overview • Current oil and gas downturn – Industry Realities – O&G companies continue to reduce capex and opex spending – Impacts demand for offshore helicopter services and MRO – Projects are delayed or cancelled - especially in exploration  About 20 percent of CHC’s oil and gas flying revenue comes from exploration • CHC is responding with urgency – Actions to reduce expense structure and enhance capital efficiency – Partnering with customers to lower costs – Continue to provide excellent service and absolute commitment to safety

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 7 Navigating Current Market Environment  Scrutinizing all corporate and regional spending  Align with customer demand  Lower interest and lease costs  Examine all non-aircraft capital, cancel/defer where appropriate  Enhance fleet utilization, accelerate disposals of old technology  Lean processes/systems improve maintenance and inventory planning Enhance competitiveness, position CHC to capitalize on growth opportunities when market conditions improve Cost Capital Efficiency Partnering with customers: Explore approaches to leverage cost structures and supply chains to enhance efficiencies

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 8 1. Liquidity is a non-GAAP financial measure which was comprised of cash and cash equivalents of $217million, unused capacity in the revolver of $339 million, net of letters of credit of $36 million, plus undrawn overdraft facilities of $24 million. 2. Adjusted Net Debt is a non- GAAP financial measures calculated as net debt plus NPV of lease commitments as of October 31, 2014 and January 31, 2015 discounted at 9%. See slide 19 for net debt reconciliation. • Received final net proceeds of $463 million from Clayton, Dubilier & Rice (CDR) • Part of proceeds used to: ‒ Redeem $105 million of Unsecured Notes ‒ Redeem additional $130 million of Secured and Unsecured Notes through open market repurchases ‒ Rebalance the portfolio mix of owned vs. leased aircraft to reduce fixed charges • Liquidity(1) robust at $580 million despite use of funds • Leverage declined to 4.8x Liquidity increases to $580 million, leverage drops to 4.8X (in $US millions except leverage ratio) FY15 Q2 FY15 Q3 $ Change Cash and Cash Equivalents 108 217 109 Liquidity(1) 463 580 117 Adjusted Net Debt(2) 2,631 2,306 (325) Adjusted Net Debt(2) /TTM EBITDAR 5.4x 4.8x (0.6x) Strengthened Balance Sheet

Consolidated Results

- Revenue declined 9 percent, down approximately 2 percent excluding the impact of currency
- EBITDAR[2] down 3 percent, up modestly excluding the impact of currency
- Non-cash goodwill impairment of $404 million, or $5.00 per share
  - No impact on business operations, cash balances, or cash flow

CHC Consolidated	Quarter			YTD		
($ in millions except margin, share count, and EPS)	FY14 Q3	FY15 Q3	%	FY14 Q3	FY15 Q3	%
Revenue	454	415	(9)	1,312	1,334	2
Operating Revenue[1]	412	382	(7)	1,188	1,218	2
EBITDAR[2]	119	115	(3)	339	352	4
EBITDAR Margin[3]	29%	30%	130bps	29%	29%	40bps
Net Loss[4]	(25)	(30)	-	(83)	(92)	-
Share Count[5]	77,519,484	80,639,313	-	77,519,484	80,589,721	-
Net loss per ordinary share[6]	(0.32)	(0.50)	-	(1.07)	(1.27)	-

Note: all comparisons are year over year unless otherwise noted

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers.
2. Adjusted EBITDAR excluding special items is referred to as EBITDAR in this document. See Appendix for reconciliation to GAAP measures.
3. Adjusted EBITDAR margin is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue.
4. Adjusted Net Loss is referred to as Net Loss in this document. See Appendix for reconciliation to GAAP measures.
5. Adjusted share count is the number of ordinary shares outstanding at the date of our initial public offering for the prior year quarter and prior year period and the weighted average for the current year quarter and current year period.
6. Adjusted net loss per share is calculated by dividing adjusted net loss available to common stockholders by adjusted share count.

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Page 9

Page 10 GO FURTHER. DO MORE. COME HOME SAFELY. Helicopter Services (HS) 1. Heavy Equivalent Rate (HE) is the 3rd party operating revenue from Helicopter Services segment divided by average HE count. 2. Our heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale. • Revenue down 10 percent, down 4 percent excluding the impact of currency ‒ Decline also driven by lower reimbursable revenue as a result of the decline in fuel prices • EBITDAR dollars flat on a 330 basis point increase in margin ‒ Margin improvement aided by new contracts and lower maintenance costs Helicopter Services Quarter YTD ($ in millions except margin and HE count) FY14 Q3 FY15 Q3 % FY14 Q3 FY15 Q3 % Operating Revenue 375 342 (9) 1,089 1,100 1 Reimbursable revenue 42 33 (21) 124 116 (6) Total External Revenue 417 375 (10) 1,213 1,216 — EBITDAR 128 128 — 374 393 5 EBITDAR Margin 34% 37% 330bps 34% 36% 130bps HE Rate(1) 2.3 2.1 (7) 6.6 6.8 4 Average HE Count(2) 162.5 159.5 (2) 165.4 161.0 (3)

Page 11 GO FURTHER. DO MORE. COME HOME SAFELY. Heli-One Boundary Bay, Canada Boundary Bay, Canada • Third-party revenue increased 9 percent ‒ Increases in both power by the hour and maintenance repair and overhaul activity • EBITDAR declined 17 percent on relatively stable margins ‒ Improved margins from third-party customers offset by decline from internal work ‒ Lower support costs Heli-One Quarter YTD ($ in millions except margin) FY14 Q3 FY15 Q3 % FY14 Q3 FY15 Q3 % External Revenue 37 40 9 100 118 18 Inter-Segment revenue 33 20 (40) 114 80 (30) Total Revenue 70 60 (15) 214 198 (7) EBITDAR 6 5 (17) 19 19 (2) EBITDAR Margin 9% 9% -20bps 9% 9% 50bps

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 12 Free Cash Flow 1. Free cash flow is a non-GAAP financial measure defined as cash provided by operating activities less cash used in investing activities. See slide 15 for details. 2. Adjusted free cash flow is defined as free cash flow adjusted for special items, restricted cash, and impact on free cash flow from CD&R investment. See slide 15 for details. • Free Cash Flow(1) decline driven by: ‒ Increased realized losses from currency ‒ Changes in working capital ‒ Higher lease costs on higher value new technology aircraft ‒ Higher net expansionary capex due to increase in mix of owned aircraft ‒ Partially offset by lower aircraft deposits and decrease in maintenance capex • Excluding impact of CD&R use of proceeds and other special items, Adjusted FCF(2) was $(196 million) (in $US millions) FY14 Q3 YTD FY15 Q3 YTD $ Change Cash flow used in operating activities 21 (45) (66) Total Cash Used in Investing Activities (124) (265) (141) Total Free Cash Flow (1) (103) (310) (207) Total Adjusted Free Cash Flow(2) (109) (196) (87)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 13 4. Financial Priorities Unchanged:  Balanced Growth  Strengthen Balance Sheet and De-levering  Free Cash Flow Positive 2. Optimistic about Long-Term Demand 3. Persistent Focus on Cost and Capital Efficiency  Enhance Competitiveness Key Takeaways 1. Continuously Committed to Enhance Safety

Page 14 GO FURTHER. DO MORE. COME HOME SAFELY. APPENDIX

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 15 Free Cash Flow • Total free cash flow of $(310 million), a $207 million higher use than last year • Cash used in operating activities, $66 million higher use than last year ‒ Increased working capital and realized losses from currency ‒ Increased lease costs as higher valued new technology aircraft are financed • Cash used in investing activities, $141 million higher use than last year ‒ Higher net expansionary capex due to increase in ownership of aircraft ‒ Partially offset by lower aircraft deposits and decrease in maintenance capex • Adjusted free cash flow of $(196M) after excluding CD&R use of proceeds and other special items Free Cash flow ($US Million) FY14 YTD FY15 YTD VAR Cash flow from operating activities before changes in working capital (9) (44) (35) Changes in operating assets and liabilities 30 (1) (31) Cash flow used in operating activities 21 (45) (66) Net Expansionary capex (78) (225) (147) Maintenance capex (77) (63) 14 Disposals 24 13 (11) Restricted Cash and Other 8 10 2 Total Cash Used in Investing Activities (124) (265) (141) Total Free Cash Flow (103) (310) (207) Special items(1) and Restricted Cash (7) 3 10 Impact to free cash flow relating to CD&R investment(2) 0 111 111 Total Adjusted Free Cash Flow (109) (196) (87) 1. Special items include costs related to senior executive turnover, expenses related to the initial public offering, including costs related to restructuring our compensation plan, potential financing and other transactions. 2. Impact to free cash flow relating to CD&R investment includes aircraft purchases made using proceeds from issuance of convertible preferred shares and associated savings from lease expense and interest reductions.

EBITDAR: Reconciliation to GAAP measures

EBITDAR - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Nine months ended	
	January 31, 2014	January 31, 2015	January 31, 2014	January 31, 2015
Helicopter Services	$ 127,785	$ 127,839	$ 374,347	$ 392,666
Heli-One	6,385	5,314	18,983	18,625
Corporate	(39,182)	(19,878)	(77,839)	(64,229)
Eliminations	(1)	22	(1,395)	(637)
Adjusted EBITDAR	**94,987**	**113,297**	**314,096**	**346,425**
Helicopter lease and associated costs	(56,216)	(66,523)	(166,661)	(194,341)
Depreciation	(35,407)	(30,794)	(106,158)	(97,672)
Restructuring expense	—	(3,441)	—	(3,441)
Asset impairments	58	(403,536)	(22,956)	(549,942)
Gain (loss) on disposal of assets	2,478	(3,056)	(1,943)	(10,934)
Operating income (loss)	**5,900**	**(394,053)**	**16,378**	**(509,905)**
Interest on long-term debt	(39,782)	(29,996)	(117,636)	(99,583)
Foreign exchange loss	(11,573)	(18,464)	(24,476)	(26,835)
Other financing income charges	(5,730)	(12,014)	(1,615)	(14,151)
Loss before income tax	**(51,185)**	**(454,527)**	**(127,349)**	**(650,474)**
Income tax expense	(6,689)	(10,189)	(17,489)	(25,301)
Net loss	**$ (57,874)**	**$ (464,716)**	**$ (144,838)**	**$ (675,775)**
Net earnings (loss) attributable to:				
Controlling interest	$ (60,003)	$ (471,482)	$ (149,324)	$ (697,164)
Non-controlling interests	2,129	6,766	$ 4,486	$ 21,389
Net loss	**$ (57,874)**	**$ (464,716)**	**$ (144,838)**	**$ (675,775)**

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Page 16

EBITDAR and Net Income: Non-GAAP Reconciliation

EBITDAR excluding special items - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Nine months ended	
	January 31, 2014	January 31, 2015	January 31, 2014	January 31, 2015
Adjusted EBITDAR excluding special items	$ 118,756	$ 114,887	$ 339,177	$ 351,539
Corporate transaction costs[(1)]	(23,769)	(1,590)	(25,081)	(5,114)
Adjusted EBITDAR	**$ 94,987**	**$ 113,297**	**$ 314,096**	**$ 346,425**

Adjusted net loss - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Nine months ended	
	January 31, 2014	January 31, 2015	January 31, 2014	January 31, 2015
Net loss attributable to controlling interest	$ (60,003)	$ (471,482)	$ (149,324)	$ (697,164)
Corporate transaction costs[1]	23,769	1,590	25,081	5,114
Restructuring expense[2]	—	3,441	—	3,441
Asset impairments	(58)	403,536	22,956	549,942
Gain (loss) on disposal of assets	(2,478)	3,056	1,943	10,934
Foreign exchange loss	11,573	18,464	24,476	26,835
Net loss on debt extinguishment[3]	—	9,990	—	17,434
Unrealized loss (gain) on derivatives	2,109	1,609	(8,231)	(8,072)
Adjusted net loss	**$ (25,088)**	**$ (29,796)**	**$ (83,099)**	**$ (91,536)**
Redeemable convertible preferred share dividends	—	(10,883)	—	(10,910)
Adjusted net loss available to common stockholders[4]	**$ (25,088)**	**$ (40,679)**	**$ (83,099)**	**$ (102,446)**

(1) Corporate transaction costs include costs related to senior executive turnover, expenses related to the initial public offering, including costs related to restructuring our compensation plan, potential financing and other transactions.
(2) Restructuring expense relates to severance and other costs incurred as part of a review of our operations and organizational structure.
(3) Net loss on debt extinguishment relates to the redemption and purchase on the open market of our senior secured and senior unsecured notes.
(4) Adjusted net loss available to common stockholders includes redeemable convertible preferred share dividends but excludes the adjustments of $12.2 million and $(19.0) million to our redeemable non-controlling interest to redemption amount, which were recognized in additional paid-in capital in the three and nine months ended January 31, 2015 respectively.

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Page 18 GO FURTHER. DO MORE. COME HOME SAFELY. (Expressed in thousands of United States dollars) (Unaudited) Adjusted Net Loss: Non-GAAP Reconciliation Three months ended Nine months ended January 31, 2014 January 31, 2015 January 31, 2014 January 31, 2015 Adjusted EBITDAR excluding special items $ 118,756 $ 114,887 $ 339,177 $ 351,539 Helicopter lease and associated costs (56,216) (66,523) (166,661) (194,341) Depreciation (35,407) (30,794) (106,158) (97,672) Net loss on debt extinguishment — 9,990 — 17,434 Unrealized loss (gain) on derivatives 2,109 1,609 (8,231) (8,072) Interest on long-term debt (39,782) (29,996) (117,636) (99,583) Other financing charges (5,730) (12,014) (1,615) (14,151) Income tax expense (6,689) (10,189) (17,489) (25,301) Earnings attributable to non-controlling interests (2,129) (6,766) (4,486) (21,389) Adjusted net loss $ (25,088) $ (29,796) $ (83,099) $ (91,536)

Page 19 GO FURTHER. DO MORE. COME HOME SAFELY. Adjusted Net Debt Reconciliation 1. NPV of lease commitments as of October 31, 2014 and January 31, 2015 discounted at 9%. Adjusted Net Debt ($US Million) At October 31, 2014 At January 31, 2015 Long-term debt 1,373 1,236 Current portion of long-term debt 109 6 Discount on notes 11 9 Premium on notes (1) (1) Less: Cash on Balance Sheet (108) (217) Net Debt 1,383 1,033 NPV of lease commitments (1) 1,249 1,273 Adjusted Net Debt 2,631 2,306

Page 20 GO FURTHER. DO MORE. COME HOME SAFELY. Fleet1, HE count2 and HE rate3 trends Fleet Statistics Technologically Advanced Fleet • Average age down from ~17 years in fiscal 2007 to ~11 years • New technology aircraft accounts for ~82% of fleet value • Improved returns • Q3 YTD FY15, HE rate up 4% 263 252 247 236 174 169 165 165 $6.84 $8.03 $8.73 $8.82 0 1 2 3 4 5 6 7 8 9 10 0 50 100 150 200 250 300 FY11 FY12 FY13 FY14 Fleet Count Heavy Equivalent (HE) HE Rate 1. Fleet count at fiscal year end. 2. Heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale. Shown above is average HE count of 5 quarters. 3. Heavy Equivalent (HE) Rate is the 3rd party operating revenue from HS segment divided by average HE count. Shift towards new technology aircraft supports increase in HE rate

Page 21 GO FURTHER. DO MORE. COME HOME SAFELY.  2 pilots; 12 – 15 passengers 41 in Fleet  2 pilots; 10-13 passengers 18 in Fleet Other S92  2 pilots; 19 passengers 45 in Fleet EC225  2 pilots; 19 passengers 40 in Fleet S76 Series  2 pilots; 12 passengers 53 in Fleet AS332L, L1, L2  2 pilots; 17-19 passengers 36 in Fleet 233 Heavy/Medium twin engine helicopters with ~$3 Billion Fleet Value*  Fleet average age ~10 years * Fleet value is based on 2014 Ascend and Helivalue$ mid-life appraised value based on fleet count as of January 31, 2015. AW139 H ea v y M e d iu m  Fleet comprised entirely of heavy and medium aircraft Leading Operator of Heavy and Medium Aircraft

Page 22 GO FURTHER. DO MORE. COME HOME SAFELY. Additional Fleet Detail – January 31, 2015 1. Approximate range based on maintaining a 30-minute fuel reserve Helicopter Model Count Cruise Speed (kts) Appr. Range (nm) full pax 1 Passengers Max Weight (lbs) Sikorsky S92A 45 145 400 19 26,500 Airbus EC225 40 145 400 19 24,250 Airbus AS332L, L1, L2 36 130-140 250-350 17-19 18,000 -20,500 Heavy total 121 Agusta AW139 41 145 280 12-15 15,000 Sikorsky S76C++ 23 145 220 12 11,700 Sikorsky S76C+ 20 145 175 12 11,700 Sikorsky S76A/B/C 10 135 110-130 12 10,800– 11,700 Bell 412 7 125 135 13 11,900 Airbus AS365 Series 6 120-145 80 11 9,500 Airbus EC135/145/155 5 NA (EMS only) Medium total 112 Total 233 Hea v y M edi u m New technology aircraft represents ~82% of total CHC Fleet Value

Page 23 GO FURTHER. DO MORE. COME HOME SAFELY. Expand in High Growth Markets: Strategically Positioned Fleet Eastern North Sea Western North Sea 11.5 7 39 35 Africa Euro Asia Southeast Asia Fleet positioned to quickly respond to changing industry dynamics and regional developments Global footprint servicing offshore oil and gas markets – optimally positioned for growth 1. HE Count as of January 31, 2015. A Heavy Equivalent (“HE”) aircraft count is calculated by weighting heavy and medium aircraft at 100% and 50% respectively; count excluding held for sale 2. Regional breakdowns do not include aircraft that are on dry lease or in post delivery modifications FY15 Q3 HE1: 159 Americas 34 29 Australia 2.5 Nigeria

Page 24 GO FURTHER. DO MORE. COME HOME SAFELY. Helicopter Services Regional Revenue break-down – FY14-Q3 vs. FY15-Q3 Third Party Revenue US $millions FY14-Q3 FY15-Q3 YoY % FY14-YTD FY15-YTD YoY % Eastern North Sea $95 $76 (20)% $286 $270 (6)% Western North Sea 108 99 (8)% 311 329 6% Americas 76 76 (1)% 208 224 8% Asia Pacific 90 84 (6)% 262 248 (5)% Africa Euro Asia 48 40 (18)% 143 142 (1)% Other 1 1 (10)% 3 4 39% Helicopter Services and Fleet 417 375 (10)% 1,213 1,216 0.3%

P&L Structure


Reported Revenue
Direct Costs, G&A
Operating Revenue(1)
EBITDAR
Heli-One
Helicopter Services
D&A
Lease costs
Other(2)
Interest(3)
Tax
Internal
3rd party
HE Count
HE Rate
Net Income

- Helicopter Services Operating revenue is derived from HE count and HE rate
  - HE count = (100% x # heavy AC) + (50% x # medium AC)
    - HE count corresponds to fleet count as of the end of a quarter excluding held for sale aircraft
  - HE rate is operating revenue per HE over a specified period
    - HE rate growth driven by contract pricing and increasing mix of new technology aircraft
    - Denominator uses average HE count to reflect the revenue generating aircraft during period
      - Annual HE rate uses 5 quarter end HE count data (ex. FY14 HE rate uses Q4FY13, Q1-Q4 FY14 HE count data)
      - Quarterly HE rate uses 2 quarter end HE count data (ex. FY14 Q3 HE rate uses Q2 and Q3 FY14 HE count data)
- Heli-One's revenue consists of internal work (for HS) and 3rd party
  - Maintenance, repair, and overhaul (MRO) projects or Power by the Hour (PBH) contracts
- Adjusted EBITDAR is the main measure of performance in the helicopter industry

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers.
2. Other includes restructuring costs, impairments, gain/loss on disposals.
3. Interest includes interest on long term debt and other financing charges.

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Free Cash Flow Drivers



Lease payments
Interest
ΔWorking Capital
Tax
Pension
EBITDAR(1)
Other(2)
Operating Cash Flow
Net Expansionary Capex
Maintenance Capex
3rd Party Disposals
Investing Cash Flow
Free Cash Flow
Aircraft Spend:
(deposits + payments at aircraft delivery + gross lease buyouts of existing aircraft less aircraft financing proceeds)
+ Growth in rotables pool
+ New buildings/bases (PPE)
Aircraft base maintenance + replacement of rotables + maintenance of building/bases (PPE)

- Operating cash flow drivers:
  - Increase cash earnings through growing EBITDAR
  - Effective management of interest, tax, and pension costs
  - Improve working capital through supply chain efficiency and lowering DSO
- Investing cash flow drivers:
  - Expansionary capex – capex used for growth of the business
    - Aircraft acquisitions (new deliveries and lease buyouts) and modifications net of financing proceeds
    - Growth in rotables[3], new buildings/bases
  - Maintenance capex – capex used for replenishing assets
    - Aircraft base maintenance, replacement of rotables[3] pool , building and base enhancement etc.
  - Disposals – Represents sales of retired fleet and other assets

1. EBITDAR refers to Adjusted EBITDAR excluding special items net of non-cash items in EBITDAR. See Appendix for reconciliation to GAAP measures.
2. Other includes realized FX gain/loss, and other cash items from financing charges. Please refer to our SEC filings for details of our operating cash flow.
3. Rotables refers to helicopter parts that can be repaired and reused such that they typically have an expected life approximately equal to the helicopters they support

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Page 27 GO FURTHER. DO MORE. COME HOME SAFELY. EPS after issuance of Convertible Preferred Shares: Basic Diluted Net Loss Net loss attributable to controlling interest – preferred dividends(1) Weighted average share count of common shares outstanding Not calculated Net income Net income to common shareholders(2) – Preferred dividends Weighted average share count of common common shares outstanding Net income Weighted average share count of common shares outstanding + Preferred shares which are assumed to be converted to common • When in a net loss position: report GAAP and adjusted EPS based on basic share count only • When in a net income position: report GAAP and adjusted EPS on a basic and diluted basis EPS Calculations for Convertible Preferred Shares Generally Accepted Accounting Principles: Convertible Preferred Shares 1. Both cash dividends and dividends paid in kind are not included in net income . They are only included in the EPS calculation and can be found in Statements of Shareholders Equity. Cash dividend will impact financing cash flow while dividends paid in kind will have no impact on the cash flow statements. 2. Net income attributable to controlling interest will be allocated between common and preferred shareholders as preferred shareholders participate equally in dividends.

Page 28 GO FURTHER. DO MORE. COME HOME SAFELY. • Paid on March 15, June 15, September 15, and December 15 of each year • Dividend Rate: 8.5% per annum • Dividend accrues and accumulates on a daily basis • Compounds quarterly on each preferred dividend payment date • Dividend is made to the nearest cent or 1/100,000th of a preferred share Dividend Calculation for Convertible Preferred Shares Dividend Amount Preferred shares outstanding during applicable period X ¼ of dividend rate

Page 29 GO FURTHER. DO MORE. COME HOME SAFELY. Glossary of Terms Adjusted EBITDAR = earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, restructuring expense, foreign exchange gain (loss) and other financing income (charges) Adjusted EBITDAR excluding special items = Adjusted EBITDAR excluding corporate transaction costs, which includes costs related to senior executive turnover, potential financing, expenses related to our IPO, including costs related to restructuring our compensation plan, and other transactions Adjusted net income(loss) = net loss which excludes corporate transaction costs, asset dispositions, restructuring expense, asset impairments, the revaluation of our derivatives and foreign exchange gain (loss), and net income or loss attributable to non-controlling interests and debt extinguishment Adjusted EBITDAR margin = Adjusted EBITDAR excluding special items/operating revenue Operating revenue = Total revenue less reimbursable revenue which is costs reimbursed from customers Weighted adjusted share count = the number of ordinary shares outstanding at our IPO date, adjusted for the weighted average of shares issued subsequent to this date Adjusted net loss per share = adjusted net loss available to common shareholders/weighted adjusted share count Free cash flow = cash provided by operating activities less cash used in investing activities Liquidity = cash and cash equivalents and unused capacity in the revolver net of letters of credit plus undrawn overdraft facilities